UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-02461
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code         (734) 414-6100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Coord3 Transaction

On February 27, 2015, (i) Perceptron CMM, LLC (the “Buyer”), a wholly owned subsidiary of Perceptron, Inc. (the “Company”), consummated the acquisition of the coordinate measuring machine business of Coord3 Industries s.r.l. pursuant to an agreement dated January 29, 2015 (the “Coord3 Agreement”), among Coord3 Industries, s.r.l., an Italian company, (“Coord3”) and Angelo Muscarella (collectively, the “Coord3 Sellers”) and the Buyer, as amended by a First Amendment dated February 27, 2015 (the “Amendment”), and (ii) the Company and certain of the Company’s subsidiaries entered into agreements to acquire selected assets of certain affiliates of Coord3 (the “Coord3 Transaction”).

Coord3 is a designer and manufacturer of coordinate measurement machines, based in Turin, Italy.

The aggregate purchase price paid in the Coord3 Transaction is €2.0 million, subject to certain closing adjustments. The purchase price was paid €1.7 million at or about closing and €300,000 to be paid 18 months following closing to the extent not used to cover indemnification obligations of the Coord3 Sellers. The Company funded the purchase price paid at closing from cash on hand.

In connection with the Coord3 Transaction, Coord3 contributed substantially all of its assets and liabilities to Coord3 s.r.l., a newly formed Italian company (“NewCo”). Buyer then acquired 100% of the share capital of NewCo. The liabilities of Coord3 contributed to NewCo include: (i) approximately €9.2 due to banks and for tax and other governmental obligations and (ii) accounts payable and other accrued liabilities.

The foregoing description of the Coord3 Transaction is qualified in its entirety by reference to the Coord3 Agreement, which is incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 4, 2015 and the Amendment, which is attached as Exhibit 2.2 and incorporated herein by reference.

Next Metrology Transactions

On January 29, 2015, the Company consummated the acquisition of all of the share capital of Next Metrology Software s.r.o., a Czech Republic company, (the “NMS Transactions”) pursuant to the terms of (i) a Stock Purchase Agreement, dated January 29, 2015, between Keith Mills and the Company, (ii) a Stock Purchase Agreement, dated January 29, 2015, between Angelo Muscarella and the Company, and (iii) a Share Purchase Agreement, dated January 29, 2015, between Topmes s.r.o and the Company, (collectively, the “NMS Stock Purchase Agreements”).

Next Metrology Software s.r.o is a developer of software for coordinate measurement machines, based in Prague, Czech Republic.

The aggregate purchase price paid in the NMS Transactions for all of the share capital of NMS is €2.25 million. The purchase price was paid €1.8 million at closing and €250,000 upon the closing of the Coord3 Transaction, €100,000 to be paid 12 months following closing of the NMS Transactions to the extent not used to cover indemnification obligations of Mr. Mills and €100,000 to be paid 12 months following closing of the NMS Transactions to the extent not used to cover indemnification obligations of Mr. Muscarella. The Company funded the purchase price paid at closing from cash on hand.

In connection with the closing of the NMS Transactions, Mr. Mills was appointed Vice President, Global Marketing, for Perceptron. A deal consummation fee of €250,000 was paid to an affiliate of Mr. Mills upon the closing of the Coord3 Transaction.

The foregoing description of the NMS Transactions is qualified in its entirety by reference to the NMS Stock Purchase Agreements, which are incorporated herein by reference to Exhibits 10.2, 10.3 and 10.4 to the Company’s Current Report on Form 8-K filed on February 4, 2015.

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Next Metrology Software s.r.o. and Coord3 are related businesses under Rule 3-05 of Regulation S-X. The NMS Transactions were collectively insignificant, but when aggregated with the Coord3 Transaction, are significant to the Company.

Item 9.01	Financial Statements and Exhibits

A. Financial Statements of Businesses Acquired. The financial statements with respect to the Coord3 Transaction and NMS Transactions required by Item 9.01(a), if any, will be filed by amendment to the Current Report not later than 71 days after the date on which this Current Report is required to be filed.

B. Pro Forma Financial Information. The pro forma financial information with respect to the Coord3 Transaction and NMS Transactions required by Item 9.01(b), if any, will be filed by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed.

D. Exhibits.

Exhibit No.	Description
Exhibit 2.1	Agreement for the purchase of 100% of the business of Coord3 Industries s.r.l., dated January 29, 2015, among Coord3 Industries s.r.l., Angelo Muscarella and Perceptron CMM, LLC, is incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on February 4, 2015.

Exhibit 2.2*	First Amendment to Agreement for the purchase of 100% of the business of Coord3 Industries s.r.l., dated February 27, 2015, among Coord3 Industries s.r.l., Angelo Muscarella and Perceptron CMM, LLC.

Exhibit 2.3	Stock Purchase Agreement, dated January 29, 2015, between Keith Mills and Company, is incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on February 4, 2015.

Exhibit 2.4	Stock Purchase Agreement, dated January 29, 2015, between Angelo Muscarella and Company, is incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed on February 4, 2015.

Exhibit 2.5	Share Purchase Agreement, dated January 29, 2015, between Topmes s.r.o. and Company, is incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed on February 4, 2015.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally copies of the omitted schedules upon request by the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: March 4, 2015	/s/ Keith R. Marchiando
	By:	Keith R. Marchiando
	Its:	Vice President – Finance, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.2*	First Amendment to Coord3 Agreement, dated February 27, 2015, among Coord3 Industries s.r.l., Angelo Muscarella and Perceptron CMM, LLC.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally copies of the omitted schedules upon request by the Securities and Exchange Commission.

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